The Asia Tigers Fund, Inc.

                                                                   June 11, 1997

Dear Fund Shareholder,

We are pleased to present you with the unaudited financial statements of The Asia Tigers Fund, Inc. for the six-months ended April 30, 1997. As the Investment Adviser details in the following pages, the Fund's allocations and investments have shifted during the six-month period to reflect current economic and market conditions of the Asian region.

The Fund's net asset value ("NAV") closed at $12.76 per share on April 30, 1997, returning 2.4% for the 6 month period and outperforming its benchmark, the MSCI Asia Free Ex-Japan Index which was down 0.2% over the same time period. Since its inception, the Fund has provided its shareholders with broad, dollar-based exposure to the emerging equity markets of the Asian Pacific basin and the Indian subcontinent. As of April 30, 1997, the Fund held 113 issues in 13 Asian countries.

Though the Fund's NAV rose modestly over the period, there was a substantial amount of variation in the returns of individual countries. China, for example, rose 27.0% over the period, while Bangladesh declined nearly 70%. This performance volatility is to be expected in emerging economies.

Going forward, the Investment Adviser expects the region's GDP to continue growing at more than 6% for at least the next ten years. Together with reasonable equity valuations, this remarkably strong economic growth in the region reaffirms the Investment Adviser's belief that, in terms of long-term growth of equity capital, Asia remains a solid investment opportunity.

On behalf of the Board of Directors, thank you for your participation in the Fund.

Sincerely,

/s/Alan Rappaport
---------------------
Alan Rappaport
Chairman

Report of the Investment Adviser                       The Asia Tigers Fund Inc.

Performance

The six-month period ended April 30, 1997, was one in which the Asian region (excluding Japan) provided very little return, collectively, for the equity investor. The MSCI Combined Asia Free Ex-Japan regional benchmark that the Asia Tigers Fund (the "Fund") uses for performance comparison purposes fell 0.2%. During the same period, the Fund's net asset value ("NAV") rose 2.4%.

Although collectively the region was flat, individual country performances were remarkably divergent. Four markets in the region provided strong, positive double-digit returns: China (up 27.0%), Taiwan (up 25.5%), Sri Lanka (up 21.3%) and India (up 16.3%). Bangladesh was the worst-performing market, losing nearly 70% of its value, though the Fund's minor exposure to the country (less than 0.1% of NAV) resulted in a very small overall effect on the Fund's portfolio. Thailand's 25.8% loss had more of an effect on the Fund's net asset value given the larger size of the country weight (3.3% of NAV). Korea, which fell 12.8%, and the Philippines, down 8.1%, also registered particularly poor performances during the period.

Country Allocation

During the six-month period, the Fund shifted its geographic allocation. Allocations were made between countries in the region based on changing underlying economic conditions and relative equity valuations. Since the end of October 1996, the more significant changes in the Fund's country weights include an increase in Indonesia and China and a decrease to Malaysia and Thailand. The Fund's cash level rose from 6.0% to 11.0%. The pie charts below represent the Fund's breakdown at the beginning and end of the current semiannual period.


[THE FOLLOWING TABLE WAS REPRESENTED AS A PIE CHART IN THE PRINTED MATERIAL]

                                             Percent of Cash
                                        October 31,      April 30,
                                           1996             1997

                 USA                       6.0%            11.0%
                 Hong Kong                29.8%            29.9%
                 Malaysia                 18.5%            13.3%
                 Taiwan                   10.6%            10.4%
                 Singapore                 9.3%            10.8%
                 India                     7.2%             7.2%
                 Thailand                  6.9%             3.0%
                 Korea                     4.1%             2.6%
                 Indonesia                 3.8%             7.4%
                 Philippines               3.2%             2.8%
                 Pakistan                  0.3%             0.4%
                 Bangladesh                0.2%             0.0%
                 Sir Lanka                 0.1%             0.0%
                 China                     0.0%             1.2%

--------------------------------------------------------------------------------
The Fund's net asset value is calculated weekly and published in The Wall Street Journal every Monday under the heading, "Closed End Funds." The Fund's NAV is also published in The New York Times on Mondays and in Barron's on Saturdays. The Fund is listed on the New York Stock Exchange under ticker symbol GRR.

If you have any questions or would like an update on the Fund, please call our toll-free phone number, (800)421-4777. This number provides a recorded monthly market review as well as specific details about the Fund, its portfolio and performance.
--------------------------------------------------------------------------------

Regional Outlook

Overall, the economies of Asia remain on a strong growth path. The largest and most important economy in the region is China. After slowing inflation from 24% in 1994 to an annualized rate of just 1.7% in March of 1997, the Chinese government is now re-accelerating the economy. The economy is expected to grow 10.5% in 1997 combined with this single digit inflation. Double-digit growth in China should fuel the rest of the region's economic growth.

In the near term, however, the prospects of higher interest rates in the United States and in most dollar-linked Asian countries, the volatility on Wall Street and the continued flow of investment out of the Asian region have led us to take a more cautious short-term view of Asian markets. As a prudent strategy, we have raised the cash level in the Fund. We expect that, in the immediate future, a major incentive to boost this investor sentiment is unlikely, and that most markets are at best likely to move in a trading range. We also believe that there should be better buying opportunities in the second half of this year after the present consolidation.

We have grown more cautious with the Fund's exposures to Malaysia, Singapore, the Philippines and, to a lesser extent, Hong Kong. We expect that Malaysia will continue to underperform after recent credit tightening by its central bank. In addition, the property problems and increased risk of overheating in the Philippines have led us to take a more cautious stance there. Despite the caution surrounding the media's focus on the negative aspects of Hong Kong's upcoming change in sovereignty, we believe that 1997 should be a strong year for both the local economy and equity market. Hence, we have maintained our positive view on Hong Kong.

While we do not find the current Asian equity valuations exceptionally inexpensive, we believe the region remains arguably the best in the world for long-term growth of equity capital. In our opinion, equity valuations are reasonable and economic growth is remarkably strong.

The following comments provide a brief summary of our view on the Fund's target markets and on some of the stocks that made up the Fund's portfolio as of April 30, 1997.

--------------------------------------------------------------------------------
Bangladesh
US $0.07 million, 0.0% of the Fund's total investments

The Fund's Bangladesh exposure is focused on one company listed on the Dhaka Stock Exchange. Though Bangladesh has one of the lowest per capita incomes in the world, and is therefore home to severe pockets of poverty, we believe the opportunity for large leaps in prosperity are perhaps greater there. Looking out 12 months, we expect Bangladesh's economy to grow in excess of 4.5%, corporate earnings to grow around 30% and inflation to remain at or below 6%.

Beximco Pharmaceuticals is the fourth largest company on the Dhaka Stock Exchange, with a capitalization of US$72 million. Beximco Pharmaceuticals dominates the local pharmaceutical market with sales of US$57 million and a 15% market share. The company distributes antibiotics, anti-ulcers, anti-rheumatics, anti-allergenics, antidepressants and vitamins. At its April 30 price of 106 Bangladesh taka, the stock is trading at 7.3 times 1997 estimated earnings per share. With its 1997 earnings per share (EPS) growing at 18%, we consider Beximco an attractively priced stock.

--------------------------------------------------------------------------------
China
US $3.1 million, 1.2% of the Fund's total investments

The Chinese economy is benefiting from the government's successful efforts to curb inflation. After peaking at 24% in 1994, China's inflation is expected to fall below 10% for 1997. In addition, the State Planning Commission predicts that gross domestic product will grow 10.5% in 1997, accelerating from 1996's pace of 9.4%.

Most of the Fund's greater China exposure is in Hong Kong-based firms that are significantly active in China. The Fund holds one "H-share," a Chinese mainland state-owned enterprise that has listed a minority stake on the Hong Kong stock exchange. Beijing Datang Power Generation Company develops, constructs, owns and operates coal-fired electric power plants in northern China. The company is in a key position to benefit from the rapid development occurring in the metropolitan area surrounding China's capital city.

--------------------------------------------------------------------------------
Hong Kong
US $77.7 million, 29.9% of the Fund's total investments

Hong Kong's Financial Secretary, Donald Tsang, has forecast a stronger economy in 1997. Led by better retail sales and exports, the economy should grow 5.5%. Hong Kong's new Chief Executive, respected businessman C. H. Tung, is well accepted by the community and is expected to provide able leadership for China's newest "Special Administrative Region." In addition, the Hong Kong stock market's sensitivity to interest rates is falling as more China-related companies are listed on the exchange.

HSBC Holdings PLC is the Fund's largest holding in Hong Kong as well as the biggest single holding as a percentage of total net assets (3.7% of NAV). HSBC Holdings PLC offers international banking and financial services not only in the Asia Pacific region, but in Europe, the Middle East and the Americas. With over 100 years of operating history in both China and India, HSBC is a core holding for the Fund.

--------------------------------------------------------------------------------
India
US $18.7 million, 7.2% of the Fund's total investments

Despite changes and uncertainty regarding India's political leadership, there is little doubt that the economic liberalizing policies that began in 1991 will continue to move forward. For the fiscal year ending March 31, 1997, we expect to see that the economy grew 6.8% and corporate earnings growth was flat. In fiscal year 1998, we expect earnings growth to accelerate to about 20%. Although the stock market has moved up strongly in the first part of 1997, valuations remain attractive. The market is currently trading at a price/earnings ratio of 15x.

One of the Fund's largest positions in India is Hindustan Lever. The company is India's largest consumer products company and dominates the market for branded soap, detergent and personal care products. At a price of 1,093 Indian rupees, the company had a market capitalization of US$6.1 billion at April 30, 1997.

--------------------------------------------------------------------------------
Indonesia
US $19.3 million, 7.4% of the Fund's total investments

Although Indonesia has experienced some political turmoil before its general election, 1997's expected corporate earnings growth of 20% makes it one of the fastest growing markets in the region. In addition, Indonesia's financial position has been improving. For example, its current account deficit as a percent of GDP has been falling. This is a positive sign as this trend is proof that the country is better able to match its imports and exports.

PT Telekomunikasi Indonesia is the Fund's largest investment in this nation of some 200 million people. The company is the dominant provider of both local and long distance telephone services. Over the medium term, we believe it will continue to benefit from its dominant market position, access-line growth and productivity gains.

--------------------------------------------------------------------------------
Korea
US $6.7 million, 2.6% of the Fund's total investments

Prior to 1992, foreigners were not allowed to directly invest in Korea. The ongoing process of opening the capital markets continues; foreign ownership limits rose to 23% on May 1, 1997. Korea offers investors exposure to some of the world's largest producers of industrial commodities--semiconductors, petrochemicals and steel. Korean domestic interest rates are structurally too high and the government has set policies to lower the interest expense burden that indebted corporations currently carry. Dramatic political scandals have resulted in the imprisonment of two the country's former presidents. Major corporate bankruptcies, disappointing exports and earnings and the scandals have had an obvious and damaging effect on stock prices.

Shinhan Bank was originally set up in 1982 by a group of Japanese-Korean businessmen and was first listed on the stock exchange in 1989. Through its 185 domestic branches, Shinhan Bank offers a broad range of financial services and is one of the most profitable banks in Korea. In addition, the Bank's capital position is among the highest in its peer group, with a capital ratio of 11.8% defined by the Bank for International Settlements.

--------------------------------------------------------------------------------
Malaysia
US $34.5 million, 13.3% of the Fund's total investments

The Malaysian market is reasonably valued, trading at a price/earnings ratio of
16.8 times 1997 forecast earnings, which are expected to grow 15% in 1997. Malaysia's central bank tightened credit policy earlier this year by reducing the amount of bank lending to property and share financing. Although the tightening will likely mean lower corporate profits this year, the action was prudent to reduce the risk of an overheating economy.

The Fund's largest Malaysian investment is UMW Holdings. UMW manufactures and distributes industrial, construction and agricultural equipment. In addition, the company imports, assembles and markets passenger and commercial vehicles.

--------------------------------------------------------------------------------
Pakistan
US $0.1 million, 0.4% of the Fund's total investments

Pakistan's government finances are strained with over US$5 billion in government debt due by the end of 1997. The International Monetary Fund expects to see economic-liberalization measures in the upcoming budget in order to extend needed loans to the country. The current international focus on Pakistan's reforms should help set the country on firmer ground for sustainable economic growth in the future.

The Fund's only holding in Pakistan is Pakistan State Oil, the country's largest oil marketing company with control of 78% the domestic market and over 2,200 service stations. The company's monopoly position has allowed it to win key contracts such as the fuel supply agreement for the 1,292 MW Hub power station. Pakistan State Oil is a core holding for the Fund.

--------------------------------------------------------------------------------
Philippines
US $7.2 million, 2.8% of the Fund's total investments

There will likely be earnings disappointments in the current year as listed-property companies in the Philippines have seen a significant slowdown in sales. Having lowered our expectations, we still expect corporations to report strong double-digit earnings growth in 1997.

In the Philippines, the Fund's top holding is San Miguel. San Miguel has a dominant consumer franchise in the food, beverage and packaging industries. In the year ending 1996, San Miguel had sales growth of over 11% to US$3.2 billion and net profits in excess of US$200 million. San Miguel's future sales and earnings growth prospects are bright given the increasing standard of living in the Philippines.


--------------------------------------------------------------------------------
Singapore
US $27.9 million, 10.8% of the Fund's total investments

Singapore is consistently ranked as one of the most competitive economies in the world. Singapore offers excellent infrastructure, a highly educated workforce and a stable political environment. In 1997, we expect Singapore's economy to grow about 7%, led by a recovery in electronic exports.

The Fund's largest position in Singapore is OCBC Bank. OCBC has 57 branches in Singapore, 25 in Malaysia and a further 20 overseas branches in other countries around the world. The company owns one of the largest land banks in Singapore, and the stock commands a premium multiple to its banking peer group.

--------------------------------------------------------------------------------
Sri Lanka
US $0.1 million, 0.0% of the Fund's total investments

Sri Lanka has existed under a cloud from a civil war in the north of the country since 1983. The conflict has imposed high costs on the country, not only in lives lost, but in the budgetary strain of financing a significant military effort. Sir Lanka's economy is expected to rebound from last year's depressed rate of growth of just 3.7% to 5.0% in 1997 because there are recoveries in agriculture, construction and manufacturing.

The Fund maintains a modest strategic exposure in Sri Lanka in light of the good growth possibilities as the country adopts market-oriented policies. Development Finance Corporation of Ceylon is The Asia Tigers Fund's only Sri Lanka holding. The company is able to access low-cost funding and can offer attractive financing for companies in need of capital. The company has a dominate market share and a market capitalization of US$141 million as of April 30, 1997.

--------------------------------------------------------------------------------
Taiwan
US $27.0 million, 10.4% of the Fund's total investments

Taiwan's economy is improving. Industrial output and money supply are growing from a low level. In addition, as domestic deposit rates have fallen, stocks have received a boost. Although earnings growth will be modest at about 10% in 1997 and market valuations appear stretched at a price/earnings ratio of 27x, positive liquidity issues and a recovering economy make Taiwan an important component of the portfolio.

The Fund's largest holding in Taiwan is Acer Inc. Acer is an integrated producer of computer and computer parts. We expect stable growth for Acer's desktop and computer motherboard business, and dramatic growth for the PC notebook division. TI Acer is a 50/50 joint venture between Texas Instruments and Acer that produces computer memory chips.

--------------------------------------------------------------------------------
Thailand
US $7.8 million, 3.0% of the Fund's total investments

Thailand has been a poorly performing market with attacks made on its currency due to slower-than-expected exports and a high current account deficit. Persistent high real interest rates have negatively impacted on corporate earnings and exacerbated asset quality concerns in the finance and property sectors. In recent months, the current deficit has begun to improve.

In Thailand, the Fund's largest holding is Bangkok Bank. The bank offers a broad range of financial services through its 465 domestic branches and 22 offices in 13 countries worldwide. Among its Thai banking peer group, Bangkok Bank has a reputation for the quality of its loan portfolio and the conservative nature of its management.

--------------------------------------------------------------------------------
Barclays Global Investors International, Inc.
Hong Kong
June 11, 1997

Schedule of Investments                               The Asia Tigers Fund, Inc.
April 30, 1997 (Unaudited)

Number                                                            Percent
of Shares        Security                                     of Holdings             Cost           Value
----------------------------------------------------------------------------------------------------------

==========================================================================================================
                 C0MMON STOCKS                                      88.29%
==========================================================================================================
                 BANGLADESH                                          0.03%
                 Health/Personal Care                                0.03%
     30,000      Beximco Pharmaceuticals..................................      $  116,527      $   73,717
                                                                                ----------      ----------

                 TOTAL BANGLADESH.........................................         116,527          73,717
                                                                                ----------      ----------

                 CHINA                                               1.20%
                 Utilities - Electric & Gas                          1.20%
  6,000,000      Beijing Datang Power Generation*.........................       2,439,648       3,117,537
                                                                                ----------      ----------

                 TOTAL CHINA..............................................       2,439,648       3,117,537
                                                                                ----------      ----------


                 HONG KONG                                          29.91%
                 Banking                                             7.18%
    760,620      Bank of East Asia........................................       2,443,046       2,616,733
    570,000      Hang Seng Bank...........................................       5,637,895       6,419,996
    380,000      HSBC Holdings............................................       4,648,493       9,614,665
                                                                                ----------      ----------
                                                                                12,729,434      18,651,394
                                                                                ----------      ----------
                 Multi-Industry                                      9.29%
  2,300,000      China Resources Enterprise...............................       2,914,319       6,353,837
    600,000      Citic Pacific............................................       2,267,046       3,245,336
  3,000,000      Guangdong Investments....................................       2,080,043       2,807,720
  1,250,000      Hutchison Whampoa........................................       7,149,695       9,278,384
  2,000,000      Hutchison Whampoa Warrants (Exp. date 11/24/97)*.........         350,462         356,290
  5,000,000      Hutchison Whampoa Warrants (Exp. date 1/16/98)*..........         947,245         981,088
    200,000      Shanghai Industrial Holdings*...........................        1,079,320       1,125,670
                                                                                ----------      ----------
                                                                                16,788,130      24,148,325
                                                                                ----------      ----------
                 Real Estate                                        10.70%
  1,000,000      Cheung Kong Holdings.....................................       6,394,206       8,778,158
  3,000,000      Cheung Kong Warrants ( Exp. date 11/19/97)*..............         411,785         271,090
    900,000      New World Development....................................       4,704,027       5,193,313
    850,000      Sun Hung Kai Properties..................................       7,597,889       9,217,066
  3,000,000      Sun Hung Kai Properties Warrants (Exp. date 10/10/97)*...         934,762         398,890
  1,039,255      Wharf Holdings...........................................      4,030,089        3,930,829
                                                                                ----------      ----------
                                                                                24,072,758      27,789,346
                                                                                ----------      ----------
                 Utilities - Electric & Gas                          2.74%
    950,000      China Light & Power .....................................       4,454,409       4,279,997
    800,000      Hong Kong Electric ......................................       2,846,393       2,829,665
                                                                                ----------      ----------
                                                                                 7,300,802       7,109,662
                                                                                ----------      ----------

                 TOTAL HONG KONG..........................................      60,891,124      77,698,727
                                                                                ----------      ----------

Schedule of Investments (continued)                   The Asia Tigers Fund, Inc.
April 30, 1997 (Unaudited)

Number                                                            Percent
of Shares        Security                                     of Holdings             Cost           Value
----------------------------------------------------------------------------------------------------------
C0MMON STOCKS (continued)

                 INDIA                                               7.19%
                 Automobiles                                         0.20%
      8,300      Bajaj Auto .............................................      $   232,429     $   211,475
    303,700      Patheja Forgings .......................................          738,655         185,167
     11,800      Tata Engineering .......................................          165,997         133,000
                                                                               -----------     -----------
                                                                                 1,137,081         529,642
                                                                               -----------     -----------
                 Banking                                             0.41%
    500,000      Oriental Bank of Commerce ..............................        1,302,065       1,066,284
                                                                               -----------     -----------

                 Building Materials & Compo                          0.31%
    100,000      Gujarat Ambuja Cement ..................................          837,159         794,994
                                                                               -----------     -----------

                 Business/Public Service                             0.69%
    170,000      NIIT ...................................................        1,060,784       1,792,477
                                                                               -----------     -----------

                 Chemicals                                           0.64%
     32,000      Reliance Industries ....................................          249,151         275,654
     70,000      Reliance Industries GDR* ...............................        1,216,250       1,373,400
                                                                               -----------     -----------
                                                                                 1,465,401       1,649,054
                                                                               -----------     -----------
                 Electricals & Electronics                           0.25%
    320,000      Crompton Greaves .......................................        2,235,287         660,048
                                                                               -----------     -----------

                 Energy Sources                                      0.90%
    200,000      Hindustan Petroleum ....................................        2,114,604       2,335,338
                                                                               -----------     -----------

                 Health/Personal Care                                1.95%
    207,000      Dr Reddy's Laboratories ................................        1,529,228       1,309,852
     58,500      Hindustan Lever ........................................        1,322,975       1,788,295
    108,000      Ranbaxy Labs ...........................................        2,196,091       1,958,831
                                                                               -----------     -----------
                                                                                 5,048,294       5,056,978
                                                                               -----------     -----------
                 Metals - Non Ferrous                                0.33%
     63,000      Indian Aluminium .......................................          321,750         211,879
    184,788      Indian Aluminium GDR ...................................        1,133,327         655,997
                                                                               -----------     -----------
                                                                                 1,455,077         867,876
                                                                               -----------     -----------
                 Telecommunications                                  1.19%
    265,000      Mahanagar Telephone ....................................        2,110,988       2,175,290
     46,200      Videsh Sanchar GDR* ....................................          681,179         912,219
                                                                               -----------     -----------
                                                                                 2,792,167       3,087,509
                                                                               -----------     -----------
                 Textiles & Apparel                                  0.32%
    224,000      Arvind Mills ...........................................          748,467         842,623
                                                                               -----------     -----------

                 TOTAL INDIA ............................................       20,196,386      18,682,823
                                                                               -----------     -----------

Schedule of Investments (continued)                   The Asia Tigers Fund, Inc.
April 30, 1997 (Unaudited)

Number                                                            Percent
of Shares        Security                                     of Holdings             Cost           Value
----------------------------------------------------------------------------------------------------------
C0MMON STOCKS (continued)

                 INDONESIA                                           7.42%
                 Automobiles                                         0.38%
    273,000      Astra International.....................................      $  840,376      $   999,877
                                                                               -----------     -----------
                 Banking                                             1.53%
  4,199,993      Bank Internasional Indonesia.............................       2,619,766       3,024,686
    355,554      Bank Internasional Indonesia Warrants (Exp. date 01/17/00)*             0         113,397
     50,000      Indocement..............................................           74,177          67,901
    520,000      Panin Bank..............................................          596,791         759,671
                                                                               -----------     -----------
                                                                                 3,290,734       3,965,655
                                                                               -----------     -----------
                 Beverage & Tobacco                                  1.26%
    780,000      Gudang Garam............................................        2,335,527       3,274,074
                                                                               -----------     -----------

                 Building Materials & Components                     0.28%
    300,000      Semen Gresik............................................          936,163         731,481
                                                                               -----------     -----------

                 Food & Household Products                           0.50%
    900,000      Daya Guna Samudera*.....................................        1,280,990       1,305,556
                                                                               -----------     -----------

                 Forest Products & Paper                             0.30%
    950,760      Indah Kiat Paper........................................          630,953         772,737
                                                                               -----------     -----------

                 Insurance                                           0.65%
  1,388,000      Lippo Life Insurance....................................        1,761,163       1,685,021
                                                                               -----------     -----------

                 Multi-Industry                                      0.39%
  1,600,000      Mulia Industry..........................................          982,500       1,004,115
                                                                               -----------     -----------

                 Telecommunications                                  2.13%
    275,500      Telekomunikasi..........................................          435,841         399,645
    180,000      Telekomunikasi ADR......................................        5,735,056       5,130,000
                                                                               -----------     -----------
                                                                                 6,170,897       5,529,645
                                                                               -----------     -----------

                 TOTAL INDONESIA.........................................       18,229,303      19,268,161
                                                                               -----------     -----------

                 KOREA                                               2.59%
                 Banking                                             0.59%
    105,000      Shinhan Bank............................................        2,418,977       1,522,735
                                                                               -----------     -----------

                 Construction & Housing                              0.29%
     37,547      Hyundai Engineering & Construction......................        1,594,124         753,466
                                                                               -----------     -----------

Schedule of Investments (continued)                   The Asia Tigers Fund, Inc.
April 30, 1997 (Unaudited)

Number                                                            Percent
of Shares        Security                                     of Holdings             Cost           Value
----------------------------------------------------------------------------------------------------------
C0MMON STOCKS (continued)

                 KOREA(continued)
                 Electonic Components & Instruments                  0.49%
     25,000      LG Semiconductor........................................      $   737,500     $   776,345
     10,700      Samsung Display Device..................................          693,194         499,014
                                                                               -----------     -----------
                                                                                 1,430,694       1,275,359
                                                                               -----------     -----------
                 Metals - Steel                                      0.35%
     12,000      Pohang Iron & Steel.....................................        1,068,585         904,951
                                                                               -----------     -----------

                 Telecommunications                                  0.30%
       983       SK Telecommunications...................................        1,078,369         774,509
                                                                               -----------     -----------

                 Utilities Electric & Gas                            0.57%
     50,000      Korea Electric Power....................................        1,931,273       1,491,031
                                                                               -----------     -----------

                 TOTAL KOREA.............................................        9,522,022       6,722,051
                                                                               -----------     -----------

                 MALAYSIA                                           12.60%
                 Banking                                             2.10%
    715,000      DCB Holdings............................................        2,321,664       2,321,151
    315,000      Malayan Banking.........................................        2,984,574       3,136,825
                                                                               -----------     -----------
                                                                                 5,306,238       5,457,976
                                                                               -----------     -----------
                 Construction & Housing                              0.06%
     43,333      Gamuda..................................................           96,005         156,210
                                                                               -----------     -----------

                 Leisure & Tourism                                   2.37%
     560,00      Genting..................................................       4,662,216       2,989,046
  2,000,000      Magnum .................................................        3,336,280       3,170,683
                                                                               -----------     -----------
                                                                                  7,998,49       6,159,729
                                                                               -----------     -----------
                 Machinery & Engineering                             2.30%
    660,000      UMW Holdings............................................        2,079,709       3,470,225
    353,000      United Engineers .......................................        2,378,278       2,502,848
                                                                               -----------     -----------
                                                                                 4,457,987       5,973,073
                                                                               -----------     -----------
                 Multi-Industry                                      4.83%
    700,000      Berjaya Sports Toto.....................................        2,970,391       3,345,947
    226,000      Gadek Malaysia..........................................        1,783,652       1,413,344
  1,150,000      Hicom Holdings..........................................        3,270,588       2,542,322
    198,000      Malakoff................................................          783,651         788,688
  1,212,000      Renong..................................................        1,867,125       1,660,737
     900,00      Sime Darby..............................................        2,613,168       2,778,331
                                                                               -----------     -----------
                                                                                13,288,575      12,529,369
                                                                               -----------     -----------

Schedule of Investments (continued)                                             The Asia Tigers Fund, Inc.
April 30, 1997 (Unaudited)


Number                                                            Percent
of Shares        Security                                     of Holdings             Cost           Value
----------------------------------------------------------------------------------------------------------
C0MMON STOCKS (continued)
                 MALAYSIA (continued)
                 Utilities Electric & Gas                            0.94%
    530,000      Tenaga Nasional.........................................      $ 2,436,328     $ 2,448,915
                                                                               -----------     -----------

                 TOTAL MALAYSIA..........................................       33,583,629      32,725,272
                                                                               -----------     -----------

                 PAKISTAN                                            0.38%
                 Energy Sources                                      0.38%
    130,000      Pakistan State Oil .....................................          891,944         979,856
                                                                               -----------     -----------

                 TOTAL PAKISTAN..........................................          891,944         979,856
                                                                               -----------     -----------

                 PHILIPPINES                                         2.78%
                 Beverage & Tobacco                                  0.81%
    730,000      San Miguel-B............................................        2,743,612       2,103,906
                                                                               -----------     -----------

                 Construction & Housing                              0.39%
  2,000,000      D M Consunji Holdings*..................................        1,401,411       1,023,891
                                                                               -----------     -----------

                 Real Estate                                         1.19%
  6,200,000      Belle Corporation*......................................        1,902,349       1,481,229
  6,800,000      Filinvest Land*.........................................        2,462,211       1,598,786
                                                                               -----------     -----------
                                                                                 4,364,560       3,080,015
                                                                               -----------     -----------
                 Telecommunications                                  0.39%
     18,000      Philippine Long Distance ADR............................        1,085,081       1,003,500
                                                                               -----------     -----------

                 TOTAL PHILIPPINES.......................................        9,594,664       7,211,312
                                                                               -----------     -----------

                 SINGAPORE                                          10.75%
                 Automobiles                                         0.98%
    250,000      Cycle & Carriage........................................        2,778,364       2,557,015
                                                                               -----------     -----------

                 Banking                                             2.58%
    160,000      Development Bank of Singapore...........................        1,962,898       1,901,866
    410,000      Overseas Chinese Bank Corp..............................        4,768,795       4,788,528
                                                                               -----------     -----------
                                                                                 6,731,693       6,690,394
                                                                               -----------     -----------
                 Beverage & Tobacco                                  0.73%
    260,000      Fraser & Neave..........................................        2,332,046       1,886,662
                                                                               -----------     -----------

Schedule of Investments (continued)                   The Asia Tigers Fund, Inc.
April 30, 1997 (Unaudited)

Number                                                            Percent
of Shares        Security                                     of Holdings             Cost           Value
----------------------------------------------------------------------------------------------------------
C0MMON STOCKS (continued)
                 SINGAPORE (continued)
                 Broadcasting/Publishing                             0.50%
     70,000      Singapore Press.........................................      $ 1,294,573     $ 1,296,475
                                                                               -----------     -----------

                 Electronic Components & Instruments                 0.61%
    280,000      Elec & Eltek International..............................        1,238,037       1,596,000
                                                                               -----------     -----------

                 Real Estate                                         4.05%
     18,000      Bukit Sembawang Estates.................................          393,444         370,698
    220,000      City Developments ......................................        1,936,437       1,778,853
    228,000      City Developments Warrants (Expiration date 7/18/98)*...        1,129,164       1,433,863
    510,000      DBS Land**..............................................        2,005,262       1,649,482
    550,000      Keppel Land Limited.....................................        2,008,198       1,413,960
  1,500,000      Wing Tai Holdings**.....................................        4,067,262       3,876,987
                                                                               -----------     -----------
                                                                                11,539,767      10,523,843
                                                                               -----------     -----------
                 Telecommunications                                  0.28%
    140,000      Total Access Communications.............................        1,007,288         721,000
                                                                               -----------     -----------

                 Transportation - Air                                1.02%
    300,000      Singapore Airlines......................................        2,826,184       2,653,766
                                                                               -----------     -----------

                 TOTAL SINGAPORE.........................................       29,747,952      27,925,155
                                                                               -----------     -----------

                 SRI LANKA                                           0.03%
                 Financial Services                                  0.03%
     20,000      Development Finance Corporation of Ceylon...............          120,769          92,905
                                                                               -----------     -----------

                 TOTAL SRI LANKA.........................................          120,769          92,905
                                                                               -----------     -----------

                 TAIWAN                                             10.40%
                 Banking                                             0.42%
    253,500      First Bank..............................................        1,050,068       1,086,036
                                                                               -----------     -----------

                 Chemicals                                           1.68%
  1,750,000      Formosa Plastic.........................................        4,418,728       4,365,510
                                                                               -----------     -----------

                 Data Processing                                     1.90%
  1,942,464      Acer Inc.*..............................................        2,727,810       4,950,966
                                                                               -----------     -----------

                 Electrical & Electronics                            0.61%
    270,000      Hon Hai Precision Industry..............................          790,492       1,581,345
                                                                               -----------     -----------

Schedule of Investments (continued)                   The Asia Tigers Fund, Inc.
April 30, 1997 (Unaudited)

Number                                                            Percent
of Shares        Security                                     of Holdings             Cost           Value
----------------------------------------------------------------------------------------------------------
C0MMON STOCKS (continued)
                 TAIWAN (continued)
                 Electronic Components & Instruments                 0.84%
    900,000      United Micro Electronic.................................      $ 1,292,406     $ 2,180,043
                                                                               -----------     -----------

                 Financial Services                                  0.96%
    600,000      China Developement**....................................        2,415,856       2,494,577
                                                                               -----------     -----------

                 Food & Household Products                           0.34%
    500,000      President Enterprises...................................          807,131         885,756
                                                                               -----------     -----------

                 Insurance                                           1.84%
    800,000      Cathay Life Insurance...................................        4,903,335       4,772,234
                                                                               -----------     -----------

                 Metals - Steel                                      0.53%
  1,200,000      China Steel..............................................       1,291,156       1,284,165
      3,750      China Steel - GDS.......................................           72,256          84,281
                                                                               -----------     -----------
                                                                                 1,363,412       1,368,446
                                                                               -----------     -----------
                 Real Estate                                         1.28%
  1,300,000      Cathay Construction......................................       2,250,729       2,279,465
  1,000,000      Pacific Construction ....................................         873,965       1,059,291
                                                                               -----------     -----------
                                                                                 3,124,694       3,338,756
                                                                               -----------     -----------

                 TOTAL TAIWAN.............................................      22,893,932      27,023,669
                                                                               -----------     -----------

                 THAILAND                                            3.01%
                 Banking                                             1.43%
    170,000      Bangkok Bank.............................................       1,917,665       1,574,887
    360,000      Industry Finance.........................................       1,521,801         964,686
    195,000      Thai Farmer's Bank......................................        1,864,849       1,179,443
                                                                               -----------     -----------
                                                                                 5,304,315       3,719,016
                                                                               -----------     -----------

                 Building Materials & Components                     0.59%
     57,000      Siam Cement.............................................        2,938,511       1,527,419
                                                                               -----------     -----------
                 Energy Sources                                      0.44%
     90,000      PTT Exploration.........................................        1,191,785       1,150,732
                                                                               -----------     -----------

                 Financial Services                                  0.14%
    300,000      Dhana Siam Finance & Securities.........................        1,034,089         353,144
                                                                               -----------     -----------

Schedule of Investments (continued)                   The Asia Tigers Fund, Inc.
April 30, 1997 (Unaudited)

Number                                                            Percent
of Shares        Security                                     of Holdings             Cost           Value
----------------------------------------------------------------------------------------------------------
C0MMON STOCKS (continued)
                 THAILAND (continued)
                 Utilities Electric & Gas                            0.41%
    400,000      Electricity Generating..................................      $ 1,127,800     $ 1,071,873
                                                                               -----------     -----------

                 TOTAL THAILAND..........................................       11,596,500       7,822,184
                                                                               -----------     -----------

                 TOTAL COMMON STOCKS......................................     219,824,400     229,343,369
                                                                               -----------     -----------

Par Value                                                          Percent
($000)           Security                                      of Holdings            Cost           Value
----------------------------------------------------------------------------------------------------------

==========================================================================================================
                 CONVERTIBLE BONDS                                   0.69%
==========================================================================================================
                 MALAYSIA                                            0.69%
                 Telecommunications                                  0.69%
      2,000      2  Telekom Malaysia 4.00%, 10/03/04.....................        2,111,875       1,790,000
                                                                                ----------     -----------

                 TOTAL CONVERTIBLE BONDS.................................        2,111,875       1,790,000
                                                                                ----------     -----------

Par Value                                                          Percent
($000)           Security                                      of Holdings            Cost           Value
----------------------------------------------------------------------------------------------------------

==========================================================================================================
                 SHORT-TERM OBLIGATIONS                             11.02%
==========================================================================================================

                 TIME DEPOSIT                                        3.46%
      9,000      Chase Manhattan Bank London
                 Time Deposit 5.000%, 05/01/97...........................     $  9,000,000    $  9,000,000
                                                                              ------------    ------------

                 TOTAL TIME DEPOSIT......................................        9,000,000       9,000,000
                                                                              ------------    ------------

                 UNITED STATES TREASURY BILLS                        7.56%
      4,000      U.S. Treasury Bill 5.11%, 07/03/97......................        3,964,370       3,965,049
      8,000      U.S. Treasury Bill 5.08%, 08/07/97......................        7,885,966       7,887,030
      8,000      U.S. Treasury Bill 5.45%, 10/30/97......................        7,786,656       7,784,263
                                                                              ------------    ------------

                 TOTAL U.S. TREASURY BILLS................................      19,636,992      19,636,342
                                                                              ------------    ------------

                 TOTAL SHORT-TERM OBLIGATIONS.............................      28,636,992      28,636,342
                                                                              ------------    ------------

                 TOTAL INVESTMENTS***..............................100.00%    $250,573,267    $259,769,711
                                                                              ============    ============

----------
Footnotes and Abbreviations:

ADR- American Depository Receipts
GDR- Global Depository Receipts
GDS- Global Depository Securities

* Non-income producing security
** Passive Foreign Investment Company
***Aggregate cost for Federal income tax purposes is $251,159,806

     The  aggregate  gross  unrealized   appreciation   (depreciation)  for  all
     securities is as follows:

               Excess of value over tax cost                  $29,635,600
               Excess of tax cost over value                  (21,025,695)
                                                              -----------
                                                               $8,609,905
                                                              ===========

See accompanying notes to financial statements.


Statement of Assets and Liabilities                                                           The Asia Tigers Fund, Inc.
April 30, 1997 (Unaudited)


Assets

Investments, at value (Cost $250,573,267) ......................................................           $ 259,769,711
Cash (including $3,208,130 of foreign currency holdings with a cost of $3,200,468) .............               3,849,968
Collateral for securities loaned, at value .....................................................              15,794,706
Receivables:
   Dividends ...................................................................................                 443,406
   Interest ....................................................................................                  12,735
   Securities sold .............................................................................               7,721,985
Unamortized organization costs .................................................................                  38,526
Prepaid expenses ...............................................................................                  64,634
                                                                                                           -------------
    Total Assets ...............................................................................             287,695,671
                                                                                                           -------------

Liabilities

Payable for securities purchased ...............................................................               9,322,735
Payable upon return of securities loaned .......................................................              15,794,706
Due to Investment Manager ......................................................................                 215,886
Due to Administrator ...........................................................................                  43,177
Accrued expenses ...............................................................................                 407,631
Accrued foreign taxes on capital gains .........................................................                 199,905
                                                                                                           -------------
    Total Liabilities ..........................................................................              25,984,040
                                                                                                           -------------
Net Assets .....................................................................................           $ 261,711,631
                                                                                                           =============

NET ASSET VALUE PER SHARE ($261,711,631/20,514,984) ............................................           $       12.76
                                                                                                           =============

Net assets consist of:
Capital stock, $0.001 par value; 20,514,984 shares issued
    and outstanding (100,000,000 shares authorized) ............................................           $      20,515
Paid-in capital ................................................................................             286,511,528
Distributions in excess of net investment income ...............................................                  (2,065)
Accumulated net realized loss on investments and
    foreign currency related transactions ......................................................             (34,023,527)
Net unrealized appreciation in value of investments and on translation of
    other assets and liabilities denominated in foreign currencies .............................               9,205,180
                                                                                                           -------------
                                                                                                           $ 261,711,631
                                                                                                           =============

See accompanying notes to financial statements.


Statement of Operations                                                                       The Asia Tigers Fund, Inc.
For the Six Months Ended April 30, 1997 (Unaudited)


Investment Income
Dividends (Net of taxes withheld of $196,889) .......................................................         $1,753,404
Interest ............................................................................................            704,439
                                                                                                              ----------
     Total Investment Income ........................................................................          2,457,843
                                                                                                              ----------

Expenses
Management fees ..........................................................................  1,340,868
Administration fees ......................................................................    268,173
Custodian fees ...........................................................................    220,672
Insurance ................................................................................     70,579
Legal fees ...............................................................................     69,424
Transfer agent fees ......................................................................     42,151
Audit fees ...............................................................................     29,753
Printing .................................................................................     17,356
NYSE fees ................................................................................     16,022
Amortization of organizational costs .....................................................     12,064
Directors' fees ..........................................................................     11,604
Interest expense .........................................................................        500
Miscellaneous ............................................................................      2,480
   Total expenses ........................................................................                     2,101,646
                                                                                                              ----------
   Net Investment Income .................................................................                       356,197
                                                                                                              ----------

Net Realized and Unrealized Gain (Loss) On Investments,
   Foreign Currency Holdings and Translation of Other Assets
   and Liabilities Denominated In Foreign Currencies
Net realized gain (loss) on:
   Security transactions (Net of taxes withheld of $202,228) ........................................          3,110,737
   Foreign currency related transactions ............................................................           (173,703
                                                                                                              ----------
                                                                                                               2,937,034

Net change in unrealized appreciation in value of investments, foreign currency holdings and translation of other assets and liabilities denominated in foreign
currencies ..........................................................................................          2,839,679

Net realized and unrealized gain on investments, foreign currency holdings and translation
of other assets and liabilities denominated in foreign currencies ...................................          5,776,713
                                                                                                              ----------

Net increase in net assets resulting from operations ................................................        $ 6,132,910
                                                                                                              ==========



See accompanying notes to financial statements.



Statement of Changes in Net Assets                                                                       The Asia Tigers Fund, Inc.

                                                                                         For the Six Months
                                                                                                 Ended               For the Year
                                                                                            April 30, 1997               Ended
                                                                                              (Unaudited)          October 31, 1996
                                                                                              -----------          ----------------
Increase (Decrease) In Net Assets

Operations
Net investment income ............................................................         $     356,197          $   1,084,483
Net realized gain (loss) on investments and foreign currency related
   transactions ..................................................................             2,937,034             (2,266,009)
Net change in unrealized appreciation in value of investments, foreign currency holdings and translation of other assets
   and liabilities denominated in foreign currencies .............................             2,839,679             11,276,163
                                                                                           -------------          -------------
          Net increase in net assets resulting from operations ...................             6,132,910             10,094,637
                                                                                           -------------          -------------

Distributions to shareholders from
Net investment income ($0.03 and $0.08 per share, respectively) ..................              (615,450)            (1,661,714)
                                                                                           -------------          -------------
          Net decrease in net assets from distributions ..........................              (615,450)            (1,661,714)
                                                                                           -------------          -------------


Total increase in net assets .....................................................             5,517,460              8,432,923
                                                                                           -------------          -------------

Net Assets
Beginning of period ..............................................................           256,194,171            247,761,248
                                                                                           -------------          -------------

End of period (including undistributed net investment income of
   $257,188 as of October 31, 1996) ..............................................         $ 261,711,631          $ 256,194,171
                                                                                           =============          =============


See accompanying notes to financial statements.



Financial Highlights                                                                                     The Asia Tigers Fund, Inc.
For a Share Outstanding throughout Each Period

                                                                                                                    For the Period
                                                                                                                  November 29, 1993
                                                          For the                                                  (Commencement
                                                       Period Ended              For the            For the        of Operations)
                                                      April 30, 1997            Year Ended         Year Ended         Through
                                                        (Unaudited)          October 31, 1996   October 31, 1995  October 31, 1994
                                                      --------------         ----------------   ----------------  ----------------
 Per Share Operating Performance
 Net asset value, beginning of period ............     $       12.49          $       12.08       $     13.89       $     13.97*
                                                       -------------          -------------       -----------       -----------
 Net investment income ...........................              0.02                   0.05              0.09              0.05
 Net realized and unrealized gains (losses)
   on investments, foreign currency
   holdings, and translation of other
   assets and liabilities denominated
   in foreign currencies .........................              0.28                   0.44             (1.67)            (0.11)
                                                       -------------          -------------       -----------       -----------
 Net increase (decrease) from investment
   operations ....................................              0.30                   0.49             (1.58)            (0.06)
                                                       -------------          -------------       -----------       -----------

 Less Distributions:
   Dividends from net investment income ..........             (0.03)                 (0.08)            (0.06)            (0.02)
   Distributions from net realized gains .........                --                     --             (0.17)               --
                                                       -------------          -------------       -----------       -----------
 Total dividends and distributions ...............             (0.03)                 (0.08)            (0.23)            (0.02)
                                                       -------------          -------------       -----------       -----------
 Net asset value, end of period ..................     $       12.76          $       12.49       $     12.08       $     13.89
                                                       =============          =============       ===========       ===========

 Per share market value, end of period ...........     $       10.38          $       10.38       $     10.38       $     12.38
 Total Investment Return Based on
 Market Value ** .................................              0.26%                  0.59%           (14.17)%          (11.65)%

 Ratios/Supplemental Data:
 Net assets, end of period (in 000s)  ............     $     261,712          $     256,194       $   247,761       $   284,910
 Ratios of expenses to average net assets ........              1.57%***               1.60%             1.65%             1.60%***
 Ratios of net investment income to
   average net assets ............................              0.27%***               0.41%             0.71%             0.38%***
 Portfolio turnover ..............................             51.31%                 91.57%            77.88%            45.51%
 Average commission rate paid+ ...................     $      0.0097          $      0.0084               N/A               N/A


* Initial public offering price $15.00 per share less underwriting discount of $0.98 per share and offering costs of $0.05 per share.

**Total investment return is calculated assuming a purchase of common stock at the current market price on the first day and a sale at the current market price on the last day of each period reported, except that for the period ended October 31, 1994, total investment return is based on a beginning of period price of $14.02 (initial offering price of $15.00 less underwriting discount of $0.98). Dividends and distributions, if any, are assumed, for purposes of this calculation, to be reinvested at prices obtained under the Fund's dividend reinvestment plan. Total investment return does not reflect brokerage commissions or sales charges and is not annualized.

***Annualized.

+Computed by dividing the total amount of brokerage commissions paid by the total number of shares of investment securities purchased and sold during the period for which commissions were charged as required by the SEC for fiscal years beginning on or after September 1, 1995.

See accompanying notes to financial statements.

Notes to Financial Statements                         The Asia Tigers Fund, Inc.
April 30, 1997 (Unaudited)

NOTE A: Summary of Significant Accounting Policies

The Asia Tigers Fund, Inc. (the "Fund") was incorporated in Maryland on September 23, 1993 and commenced operations on November 29, 1993. The Fund is registered under the Investment Company Act of 1940, as amended, as a closed-end non-diversified management investment company. Prior to commencing its operations on November 29, 1993, the Fund had no activities other than the sale of 3,567 shares of capital stock to Oppenheimer & Co., Inc. ("Oppenheimer") and 3,567 shares of capital stock to Barclays Global Investors International, Inc. ("BGI"), formerly known as BZW Investment Management Inc. At April 30, 1997, Oppenheimer and BGI each owned 3,567 shares of the Fund's Capital Stock.

The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

Significant accounting policies are as follows:

Portfolio Valuation. Investments are stated at value in the accompanying financial statements. In valuing the Fund's assets, all securities for which market quotations are readily available are generally valued:

    (i) at the last sale price prior to the time of determination if there was a sale on the date of determination,

    (ii) at the mean between the last current bid and asked prices if there was no sales price on such date and bid and asked quotations are available, and

    (iii) at the bid price if there was no sales price on such date and only bid quotations are available.

Securities for which sales prices and bid and asked quotations are not available on the date of determination may be valued at the most recently available prices or quotations under policies adopted by the Board of Directors. Investments in short-term debt securities having a maturity of 60 days or less are valued at amortized cost which approximates market value. All other securities and assets are carried at fair value as determined in good faith by, or under the direction of, the Board of Directors. The net asset value per share of the Fund is calculated weekly and at the end of each month.

Investment Transactions and Investment Income. Investment transactions are accounted for on the trade date. The cost of investments sold is determined by use of the specific identification method for both financial reporting and income tax purposes. Interest income is recorded on an accrual basis; dividend income is recorded on the ex-dividend date or when known. The collectibility of income receivable from foreign securities is evaluated periodically, and any resulting allowances for uncollectible amounts are reflected currently in the determination of investment income.

Tax Status. No provision is made for U.S. Federal income or excise taxes as it is the Fund's intention to continue to qualify as a regulated investment company and to make the requisite distributions to its shareholders which will be sufficient to relieve it from all or substantially all Federal income and excise taxes.

At October 31, 1996, the Fund had a net capital loss carryover of $36,125,028, which is available to offset future net realized gains on securities transactions to the extent provided for in the Internal Revenue Code.

Notes to Financial Statements (continued)             The Asia Tigers Fund, Inc.
April 30, 1997 (Unaudited)

Of the aggregate capital losses, $34,278,141 will expire in the year 2003 and $1,846,887 will expire in the year 2004.

Dividend and interest income from non-U.S. sources received by the Fund are generally subject to non-U.S. withholding taxes. Such withholding taxes may be reduced or eliminated under the terms of applicable U.S. income tax treaties.

Foreign Currency Translation. The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars on the following basis:

    (i) market value of investment securities, assets and liabilities at the current rates of exchange on the valuation date; and

    (ii) purchases and sales of investment securities, income and expenses at the relevant rates of exchange prevailing on the respective dates of such transactions.

Securities denominated in currencies other than U.S. dollars are subject to changes in value due to fluctuations in foreign exchange.

The Fund does not generally isolate the effect of fluctuations in foreign exchange rates from the effect of fluctuations in the market prices of equity securities. The Fund reports certain realized gains and losses on foreign currency related transactions as components of realized gains and losses for financial reporting purposes, whereas such gains and losses are treated as ordinary income or losses for federal income tax purposes.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of domestic origin as a result of, among other factors, the level of governmental supervision and regulation of foreign securities markets and the possibilities of political or economic instability.

Distribution of Income and Gains. The Fund intends to distribute annually to shareholders substantially all of its net investment income, including foreign currency gains, and to distribute annually any net realized capital gains in excess of net realized capital losses (including any capital loss carryovers). An additional distribution may be made to the extent necessary to avoid payment of a 4% federal excise tax.

Distributions to shareholders are recorded on the ex-dividend date. The amount of dividends and distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations, which may differ from generally accepted accounting principles. These book/tax differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences do not require reclassification. Dividends and distributions which exceed net investment income and net realized capital gains for financial reporting purposes but not for tax purposes are reported as dividends in excess of net investment income or distributions in excess of net realized capital gains. To the extent they exceed net investment income and net realized capital gains for tax purposes, they are reported as distributions of paid-in-capital.

Notes to Financial Statements (continued)                  The Asia Tigers Fund,
Inc. April 30, 1997 (Unaudited)

During the year ended October 31, 1996, the Fund reclassified $370,123 from accumulated net realized loss on investments and foreign currency related transactions to undistributed net investment income as a result of permanent book and tax differences primarily relating to foreign currency losses. Net investment income and net assets were not affected by the change.

Loans of Portfolio Securities. The Fund, through its custodian as lending agent, lends portfolio securities from time to time. When the Fund lends its securities, it continues to earn dividends on such securities loaned. The cash collateral received from borrower is required to be at least equal at all times to 105 percent of the market value of the securities (outside the U.S.) loaned, which are marked-to-market daily. Such collateral is invested in short term instruments by the lending agent and any interest income in excess of agency fees and of predetermined rebate to the borrowers is retained by the Fund.

Other. Costs incurred by the Fund in connection with its organization are being amortized on a straight line basis over a five-year period beginning with the commencement of operations of the Fund.

NOTE B: Management, Investment Advisory, and Administrative Services

Advantage Advisers, Inc., a subsidiary of Oppenheimer, serves as the Fund's Investment Manager under the terms of a management agreement (the "Management Agreement"), and BGI serves as the Fund's Investment Adviser under the terms of an investment advisory agreement (the "Advisory Agreement"). Pursuant to the Management Agreement, the Investment Manager supervises the Fund's investment program, including advising and consulting with the Fund's Investment Adviser. Pursuant to the Advisory Agreement, the Investment Adviser is responsible on a day-to-day basis for investing the Fund's portfolio in accordance with its investment objective and policies. For its services, the Investment Manager receives monthly fees at an annual rate of 1.00% of the Fund's average weekly net assets and the Investment Adviser receives from the Investment Manager monthly fees at an annual rate of 0.50% of the Fund's average weekly net assets. For the six months ended April 30, 1997, fees paid to the Investment Manager amounted to $1,340,868, of which the Investment Manager informed the Fund it paid $670,434 to the Investment Adviser.

On February 14, 1997, Oppenheimer Group, Inc., the ultimate parent company of the Investment Manager, entered into an agreement pursuant to which the stock of the Investment Manager would be sold to PIMCO Advisers, L.P., and its affiliates. The closing of the transaction is subject to the receipt of certain regulatory and other approvals. The transaction involves the Investment Manager's advisory arrangements with 8 of the 12 registered investment companies for which it provides investment advisory services, but does not involve the Fund. Prior to consummation of the transaction, the Investment Manager will transfer its rights and obligations under the Management Agreement and the Advisory Agreement to an affiliated advisory entity. The personnel of the Investment Manager who currently provide services to the Fund would continue to provide those services through the affiliated advisory entity.

Oppenheimer serves as the Fund's administrator (the "Administrator"). The Administrator provides certain administrative services to the Fund. For its services, the Administrator receives a monthly fee at an annual

Notes to Financial Statements (continued)             The Asia Tigers Fund, Inc.
April 30, 1997 (Unaudited)

rate of 0.20% of the value of the Fund's average weekly net assets. For the six months ended April 30, 1997, these fees amounted to $268,173.

The Fund pays each of its directors who is not a director, officer or employee of the Investment Manager, the Investment Adviser, the Administrator or any affiliate thereof an annual fee of $5,000 plus up to $700 for each Board of Directors meeting attended. In addition, the Fund reimburses the directors for travel and out-of-pocket expenses incurred in connection with Board of Directors meetings.

NOTE C: Portfolio Activity

Purchases and sales of securities other than short-term obligations aggregated $126,150,611 and $137,215,506 respectively, for the six months ended April 30, 1997.

NOTE D: Portfolio Securities Loaned

At April 30, 1997, the market value of the securities loaned and amount of collateral received with respect to such loans were $15,307,642 and $15,794,706, respectively. For the six months ended April 30, 1997, net earnings to the Fund from investment of such collateral was $10,058, after deducting borrowers' rebate and agency fees of $148,695 and $10,104 respectively.

NOTE E: Subsequent Event

A dividend of $205,150 or $0.01 per share will be payable on July 3, 1997 to shareholders of record on June 25, 1997.

NOTE F: Other

At April 30, 1997, substantially all of the Fund's assets were invested in Asian securities. The Asian securities markets are substantially smaller, less liquid, and more volatile than the major securities markets in the United States. Consequently, acquisitions and dispositions involve special risks and considerations not present with respect to U.S.
securities.

Additionally, the Fund owned securities of certain companies in India and Indonesia valued at approximately $4,476,210 which were in the process of being registered in the name of the Fund. Significant delays are common in registering the transfer of securities in these countries, and such transfers can take a year or longer. Securities regulations in these countries normally preclude the Fund from selling such securities until the completion of the registration process.

Results of the Annual Shareholders Meeting            The Asia Tigers Fund, Inc.

The Fund held its annual shareholders meeting on February 21, 1997. At the meeting, shareholders elected each of the nominees proposed for election to the Fund's Board of Directors and ratified the selection of Price Waterhouse LLP as the independent accountants of the Fund for the year ending October 31, 1997. The following tables provide information concerning the matters voted on at the meeting:

I. Election of Directors

Nominee                Votes For         Votes Abstained
-------                ---------         ---------------
Jeswald W. Salacuse    13,397,263        476,522
Robert A. Blum         13,406,606        467,179

II. Ratification of Price Waterhouse LLP as the
Independent Accountants of the Fund

Votes For              Votes Against     Votes Abstained
---------              -------------     ---------------
13,583,757             191,062           143,966

Dividends and Distributions;                          The Asia Tigers Fund, Inc.
Dividend Reinvestment and Cash Purchase Plan

The Fund intends to distribute annually to shareholders substantially all of its net investment income, and to distribute any net realized capital gains at least annually. Net investment income for this purpose is income other than net realized long- and short-term capital gains net of expenses.

Pursuant to the Dividend Reinvestment and Cash Purchase Plan (the "Plan"), shareholders whose shares of Common Stock are registered in their own names will be deemed to have elected to have all distributions automatically reinvested by PNC Bank, National Association (the "Plan Agent") in Fund shares pursuant to the Plan, unless such shareholders elect to receive distributions in cash. Shareholders who elect to receive distributions in cash will receive all distributions in cash paid by check in dollars mailed directly to the shareholder by PNC Bank, National Association, as dividend paying agent. In the case of shareholders such as banks, brokers or nominees, that hold shares for others who are beneficial owners, the Plan Agent will administer the Plan on the basis of the number of shares certified from time to time by the shareholders as representing the total amount registered in such shareholders' names and held for the account of beneficial owners that have not elected to receive distributions in cash. Investors that own shares registered in the name of a bank, broker or other nominee should consult with such nominee as to participation in the Plan through such nominee, and may be required to have their shares registered in their own names in order to participate in the Plan.

The Plan Agent serves as agent for the shareholders in administering the Plan. If the directors of the Fund declare an income dividend or a capital gains distribution payable either in the Fund's Common Stock or in cash, nonparticipants in the Plan will receive cash and participants in the Plan will receive Common Stock, to be issued by the Fund or purchased by the Plan Agent in the open market, as provided below. If the market price per share on the valuation date equals or exceeds net asset value per share on that date, the Fund will issue new shares to participants at net asset value; provided, however, that if the net asset value is less than 95% of the market price on the valuation date, then such shares will be issued at 95% of the market price. The valuation date will be the dividend or distribution payment date or, if that date is not a New York Stock Exchange trading day, the next preceding trading day. If net asset value exceeds the market price of Fund shares at such time, or if the Fund should declare an income dividend or capital gains distribution payable only in cash, the Plan Agent will, as agent for the participants, buy Fund shares in the open market, on the New York Stock Exchange or elsewhere, for the participants' accounts on, or shortly after, the payment date. If, before the Plan Agent has completed its purchases, the market price exceeds the net asset value of a Fund share, the average per share purchase price paid by the Plan Agent may exceed the net asset value of the Fund's shares, resulting in the acquisition of fewer shares than if the distribution had been paid in shares issued by the Fund on the dividend payment date. Because of the foregoing difficulty with respect to open-market purchases, the Plan provides that if the Plan Agent is unable to invest the full dividend amount in open-market purchases during the purchase period or if the market discount shifts to a market premium during the purchase period, the Plan Agent will cease making open-market purchases and will receive the uninvested portion of the dividend amount in newly issued shares at the close of business on the last purchase date.

Participants have the option of making additional cash payments to the Plan Agent, annually, in any amount from $100 to $3,000, for investment in the Fund's Common Stock. The Plan Agent will use all such funds received from participants to purchase Fund shares in the open market on or about February 15. Any

Dividends and Distributions;(continued)               The Asia Tigers Fund, Inc.
Dividend Reinvestment and Cash Purchase Plan


voluntary cash payment received more than 30 days prior to this date will be returned by the Plan Agent, and interest will not be paid on any uninvested cash payment. To avoid unnecessary cash accumulations, and also to allow ample time for receipt and processing by the Plan Agent, it is suggested that participants send in voluntary cash payments to be received by the Plan Agent approximately ten days before an applicable purchase date specified above. A participant may withdraw a voluntary cash payment by written notice, if the notice is received by the Plan Agent not less than 48 hours before such payment is to be invested.

The Plan Agent maintains all shareholder accounts in the Plan and furnishes written confirmations of all transactions in an account, including information needed by shareholders for personal and tax records. Shares in the account of each Plan participant will be held by the Plan Agent in the name of the participant, and each shareholder's proxy will include those shares purchased pursuant to the Plan.

There is no charge to participants for reinvesting dividends or capital gains distributions or voluntary cash payments. The Plan Agent's fees for the reinvestment of dividends and capital gains distributions and voluntary cash payments will be paid by the Fund. There will be no brokerage charges with respect to shares issued directly by the Fund as a result of dividends or capital gains distributions payable either in stock or in cash. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Plan Agent's open market purchases in connection with the reinvestment of dividends and capital gains distributions and voluntary cash payments made by the participant. Brokerage charges for purchasing small amounts of stock for individual accounts through the Plan are expected to be less than the usual brokerage charges for such transactions, because the Plan Agent will be purchasing stock for all participants in blocks and prorating the lower commission thus attainable.

The receipt of dividends and distributions under the Plan will not relieve participants of any income tax that may be payable on such dividends or distributions.

Experience under the Plan may indicate that changes in the Plan are desirable. Accordingly, the Fund and the Plan Agent reserve the right to terminate the Plan as applied to any voluntary cash payments made and any dividend or distribution paid subsequent to notice of the termination sent to members of the Plan at least 30 days before the record date for such dividend or distribution. The Plan also may be amended by the Fund or the Plan Agent, but (except when necessary or appropriate to comply with applicable law, rules or policies of a regulatory authority) only by at least 30 days' written notice to participants in the Plan. All correspondence concerning the Plan should be directed to the Plan Agent at 400 Bellevue Parkway, Wilmington, Delaware 19809.

                           The Asia Tigers Fund, Inc.


                              Investment Advisor:
                           Barclays Global Investors
                              International, Inc.


                              Investment Manager:
                            Advantage Advisers, Inc.

                                 Administrator:
                            Oppenheimer & Co., Inc.


                               Sub-Administrator:
                                 PNC Bank, N.A.


                                Transfer Agent:
                         PNC Bank, National Association

                                   Custodian:
                         The Chase Manhattan Bank, N.A.




                           The Asia Tigers Fund, Inc.

                                   Semiannual Report
                                      April 30, 1997


                            Advantage Advisers, Inc.